SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2011

XZERES Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-91191	74-2329327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9025 SW Hillman Court, Suite 3126 Wilsonville, OR	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-388-7350

XZERES Wind Corp. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2011 our board of directors and majority shareholders approved an amendment to our articles of incorporation to change our name to “XZERES Corp.”

In connection with the name change, effective May 17, 2011, our new symbol is “XPWR”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XZERES Corp.

/s/ Frank Greco

Frank Greco

Chief Executive Officer

Date: May 17, 2011

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